Exhibit 10.1

EXECUTION COPY

PENN VIRGINIA OPERATING CO., LLC

AND

PENN VIRGINIA RESOURCE PARTNERS, L.P.

FIRST AMENDMENT

Dated as of March 3, 2005

to

NOTE PURCHASE AGREEMENT

Dated as of March 27, 2003

and

PARENT GUARANTY

Dated as of March 27, 2003

Re:	$90,000,000 5.77% Senior Notes
Due March 27, 2013

Penn Virginia	First Amendment

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS AND PARENT GUARANTY

THIS FIRST AMENDMENT dated as of March 3, 2005 (the or this “First Amendment”) to (i) the Note Purchase Agreements (as hereinafter defined) and (ii) the Parent Guaranty (as hereinafter defined) is among PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company (the “Company”), PENN VIRGINIA RESOURCE PARTNERS, L.P., a Delaware limited partnership (the “Parent Company”), and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).

R E C I T A L S:

A. The Company, the Parent Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements, each dated as of March 27, 2003 (collectively, the “Note Purchase Agreements”). The Company has heretofore issued $90,000,000 aggregate principal amount of its 5.77% Senior Notes due March 27, 2013 (the “Notes”) pursuant to the Note Purchase Agreements. The Noteholders are the holders of     % of the outstanding principal amount of the Notes.

B. The Parent Company guaranteed for the benefit of the Noteholders the payment and performance of the Notes by the Company pursuant to that certain Parent Guaranty dated as of March 27, 2003 (the “Parent Guaranty”).

C. The Company and the Parent Company desire to acquire the equity interests in Cantera Gas Resource, LLC and to engage in the oil and gas midstream business and in connection therewith would require certain amendments to the Note Purchase Agreements and Parent Guaranty.

D. The Company, the Parent Company and the Noteholders now desire to amend the Note Purchase Agreements and the Parent Guaranty in the respects, but only in the respects, hereinafter set forth.

E. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements unless herein defined or the context shall otherwise require.

F. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

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NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, the Parent Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

Section 1.1. The following shall be added as a new Section 1.4 of the Note Purchase Agreements:

Section 1.4. Changes in Interest Rate. (a) From and including the First Amendment Effective Date to and until the date on which the outstanding principal amount of the Notes has been paid in full, the interest rate on the Notes shall be increased by 25 basis points (0.25%) to 6.02% per annum.

(b) (1) In addition to the adjustment in the foregoing paragraph (a), if as of March 15 or September 15 of any year the then most recent credit rating of the Notes that is in full force and effect (not having been withdrawn) is not equal to or better than a Note Investment Grade Rating, then as of the immediately following Interest Rate Adjustment Date, to and until the Interest Rate Adjustment Date immediately following the date on which the Company obtains from at least one Rating Agency a Note Investment Grade Rating, the Notes shall bear interest at the Adjusted Interest Rate; provided that, the failure of the Company to receive and deliver to the holders of the Notes a rating pursuant to Section 9.9 shall be deemed a rating less than the Note Investment Grade Rating. If after such date the Company fails to maintain from such Rating Agency such Note Investment Grade Rating in respect of the Notes the adjustments set forth in this Section 1.4(b) shall again apply.

(2) The Company shall during the period from and including March 15 to and including March 20 and during the period from and including September 15 to and including September 20 of each year notify the holders of the Notes in writing, sent in the manner provided in Section 18, that either it has obtained a Note Investment Grade Rating which is in full force and effect or that it does not have a Note Investment Grade Rating, which written notice shall be accompanied by evidence satisfactory to the Required Holders to such effect and certifying the interest rate to be payable in respect of the Notes in consequence thereof.

(c) Each holder of a Note shall, at the Company’s expense, use reasonable efforts to cooperate with any reasonable request made by the Company in connection with any rating appeal or application.

(d) The fees and expenses of the Rating Agency and all other costs incurred in connection with obtaining or appealing a rating of the Notes pursuant to this Section 1.4 shall be borne by the Company.

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Section 1.2. Section 7.1 of the Note Purchase Agreements shall be and is hereby amended by deleting the “.” in paragraph (i) thereof and replacing the same with “; and” and by adding to the end thereof a new paragraph (j) to read as follows:

(i) Permitted Acquisition—promptly, and in any event within five days after the consummation of a Permitted Acquisition, a written notice in reasonable detail describing such Permitted Acquisition, the reasons why the assets so acquired are within the business described in Schedule 9.6 hereto, specifying the date of the closing of such acquisition and certifying when the Acquisition Period shall begin.

Section 1.3. [Reserved]

Section 1.4. Section 9.6 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

Section 9.6. Nature of Business Neither the Company nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries on the date of this Agreement; provided that, notwithstanding the foregoing, the Company may engage in businesses of coal leasing, coal infrastructure (including coal loading and coal handling) and midstream businesses relating to coal and Hydrocarbons (including the managing of coal properties in the United States and the transportation of crude oil and liquid and gaseous hydrocarbons in the United States).

Section 1.5. The following shall be added as new Sections 9.9 and 9.10 of the Note Purchase Agreements:

Section 9.9. Rating Confirmation. No later than March 15 of each year, the Company shall obtain from a Rating Agency a rating of the Notes and provide to each of the holders of the Notes a copy thereof, sent in the manner provided in Section 18.

Section 9.10. Security by Subsidiaries. The Company will and will cause each Subsidiary that grants a Lien or other security interest pursuant to Section 8.1.13 of the Bank Credit Agreement

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on the assets of the Company, Cantera Natural Gas, LLC or any other Subsidiary to concurrently therewith take, at its sole expense, all such action as shall be necessary to equally and ratably secure the holders of the Notes pursuant to a Lien or other security interest, as applicable, in such assets pari passu with the Lenders pursuant to the Bank Credit Agreement, and within three Business Days thereafter will deliver to each of the holders of the Notes the following items:

(a) an executed security agreement or other necessary and appropriate Lien instrument or instruments (collectively the “Security Documents”) binding the Company and/or such Subsidiary, as applicable, thereto; and

(b) a certificate signed by the President, a Vice President or another authorized Responsible Officer of the Company and/or such Subsidiary, as applicable, making representations and warranties to the effect of those contained in Sections 5.1, 5.2, 5.6 and 5.7, but with respect to the Company and/or such Subsidiary, as applicable, and such Security Documents; provided that if representations in scope and form acceptable to the Required Holders are contained in the Security Documents to which the Company and/or such Subsidiary, as applicable, is a party, then such certificate shall not be required; and

(c) such documents and evidence with respect to the Company and/or such Subsidiary, as applicable, as the Required Holders may reasonably request in order to establish the existence and good standing of the Company and/or such Subsidiary, as applicable, and the authorization of the transactions contemplated by such Security Documents as the same pertains to the Company and/or such Subsidiary; and

(d) to the extent delivered pursuant to the Bank Credit Agreement, an opinion of counsel satisfactory to the Required Holders to the effect that such Security Documents have been duly authorized, executed and delivered and constitute the legal, valid and binding contracts and agreements of the Company and/or such Subsidiary, as applicable, enforceable in accordance with their respective terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

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(e) an executed counterpart of an intercreditor agreement among the holders of the Notes and each such Person to whom the Company or a Subsidiary, as applicable, is then granting a Lien giving rise to the requirements of this Section 9.10, which agreement shall provide that the proceeds from the enforcement of any such Lien shall be shared on an equal and ratable basis between and among each such Person and each of the holders of the Notes.

Section 1.6. Section 10.1 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

Section 10.1. Limitations on Indebtedness. (a) The Parent Company will not, and will not permit any Subsidiary (including, without limitation, the Company) to, create, issue, assume, guarantee or otherwise incur or in any manner be or become liable in respect of any Indebtedness, except:

(i) Indebtedness evidenced by the Notes;

(ii) Indebtedness of a Wholly-owned Subsidiary to the Parent Company, the Company or another Wholly-owned Subsidiary;

(iii) in addition to the Indebtedness permitted by clauses (i) and (ii) of this Section 10.1(a), Indebtedness of the Parent Company and its Subsidiaries (including, without limitation, the Company); provided that at the time of creation, issuance, assumption, guarantee or incurrence thereof and after giving effect thereto and to the application of the proceeds thereof:

(1) no Default or Event of Default would exist (including, without limitation, under Section 10.1(e)); and

(2) the ratio of Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, to Consolidated Interest Expense for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, would be greater than 3.50 to 1.00;

and provided, further, that notwithstanding the requirements of clause (2) of this Section 10.1(a)(iii), the Parent Company and its Subsidiaries shall be permitted to create, issue, assume, guaranty or incur Indebtedness pursuant to the Bank Credit Agreement, whether by reason of a draw, borrowing or otherwise, without regard to the limitations of Section 10.1(a)(iii) so long as after

Penn Virginia	First Amendment

giving effect to each such draw, borrowing or other incurrence and to the application of the proceeds thereof, the aggregate principal amount of Indebtedness then outstanding pursuant to the Bank Credit Agreement does not exceed $15,000,000 in the aggregate.

(b) The Parent Company will not at any time permit Consolidated Priority Indebtedness to exceed the greater of (i) 15% of Total Partners’ Capital determined as of the end of each Fiscal Quarter of the Parent Company and (ii) $20,000,000.

(c) The renewal, extension or refunding of any Indebtedness, issued, incurred or outstanding pursuant to Section 10.1(a) shall constitute the issuance of additional Indebtedness which is, in turn, subject to the limitations of the applicable provisions of this Section 10.1.

(d) Any Person which becomes a Subsidiary after the date hereof shall for all purposes of this Section 10.1 be deemed to have created, assumed or incurred at the time it becomes a Subsidiary all Indebtedness of such Person existing immediately after it becomes a Subsidiary.

(e) The Parent Company will not at any time permit the ratio of Consolidated Total Indebtedness to Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, to exceed 3.50 to 1.00; provided that in connection with the consummation of a Permitted Acquisition, during the related Acquisition Period, the Parent Company may permit the ratio of Consolidated Total Indebtedness to Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, to exceed 3.50 to 1.00, but in no event may such ratio exceed 4.00 to 1.00.

Section 1.7. [Reserved]

Section 1.8. Section 11.1(c) of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

(c) the Company or the Parent Company, as the case may be, defaults in the performance of or compliance with any term contained in Section 9.9 or Sections 10.1 through 10.6 of this Agreement or Section 6.8 of the Parent Guaranty; or

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Section 1.9. Schedule B of the Note Purchase Agreements shall be amended by amending the following definitions in their respective entirety to read as follows:

“Bank Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of March 3, 2005 by and among the Company, the Guarantors party thereto, the financial institutions party thereto, the Bank Agent, PNC Capital Markets, Inc. and RBC Capital Markets, as joint lead arrangers, and RBC Capital Markets, as syndication agent, as from time to time amended, supplemented, renewed, extended or replaced.

“Default Rate” means that rate of interest that is the greater of (i) 2% over the rate of interest then in effect on the Notes or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. in New York, New York as its “base” or “prime” rate.

“Indebtedness” as applied to any Person means, without duplication, all liabilities of such Person for borrowed money (other than trade accounts payable arising in the ordinary course of business), direct or contingent, whether evidenced by a bond, note, debenture, book entry or otherwise, and all obligations and liabilities in the nature of a capitalized lease obligation, deferred purchase price arrangement, title retention device, letter of credit obligation, Hedging Obligation, reimbursement agreement, or Guaranty, however evidenced. It is acknowledged and agreed that the CMS Note shall not be considered Indebtedness except to the extent that any amount is due and payable by the Parent Company or any of its Subsidiaries thereunder.

Section 1.10. The following shall be added as new definitions in alphabetical order to Schedule B of the Note Purchase Agreements:

“Acquisition Period” shall mean the period commencing on a Trigger Date and ending on the earlier of (a) the delivery by the Company to the holders of the Notes of a pro forma compliance certificate certifying, among other information set forth on the compliance certificate, that the ratio of Consolidated Total Indebtedness to Consolidated EBITDA as described in Section 10.1(e) is not greater than 3.5 to 1.0 or (b) the first day of the second Fiscal Quarter beginning after a Trigger Date. For clarification purposes, there may be only one Acquisition Period at any time but more than one Permitted Acquisition may occur during any one Acquisition Period.

“Adjusted Interest Rate” means 7.02% per annum.

“CMS Note” shall mean that certain Promissory Note made, jointly and severally, by Cantera Gas Holding LLC and Cantera Gas Company in favor of CMS Gas Transmission Company in the aggregate amount of $50,000,000 dated February 27, 2004.

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“DBRS” means Dominion Bond Rating Service, Ltd. or its successors or assigns.

“Equity Issuance” means the issuance of limited partnership units by the Parent Company in which the Parent Company receives not less than $100,000,000 of net proceeds pursuant to a public distribution in which the limited partnership units of the Parent Company shall be listed and traded on a national exchange.

“First Amendment Effective Date” means March 3, 2005.

“Fitch” means Fitch IBCA, Inc. or its successors or assigns.

“Hydrocarbons” means, collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

“Interest Rate Adjustment Date” means March 27 and September 27.

“Moody’s” means Moody’s Investors Service, Inc. or its successors or assigns.

“Note Investment Grade Rating” means in respect of the Notes a rating of (a) “BBB-” or better by S&P, (b) “Baa3” or better by Moody’s, (c) ”BBB low” or better by DBRS or (d) ”BBB-” or better by Fitch.

“Permitted Acquisition” means the acquisition of a business described in Section 9.6.

“PVR Midstream” means PVR Midstream LLC, a Delaware limited liability company, and its successors and assigns.

“Rating Agency” means any of S&P, Moody’s, DBRS or Fitch.

“Security Documents” is defined in Section 9.10(a).

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Company, or its successors or assigns.

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“Trigger Date” shall mean the closing date of any Permitted Acquisition where the pro forma ratio of Consolidated Total Indebtedness to Consolidated EBITDA, taking into account such Permitted Acquisition, is greater than 3.5 to 1.0, thereby initiating an Acquisition Period.

Section 1.11. Section 6.6 of the Parent Guaranty shall be and is hereby amended in its entirety to read as follows:

Section 6.6. Nature of Business. Neither the Guarantor nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Guarantor and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Guarantor and its Subsidiaries on the date of this Agreement; provided that, notwithstanding the foregoing, the Company may engage in businesses of coal leasing, coal infrastructure (including coal loading and coal handling) and midstream businesses relating to coal and Hydrocarbons (including the managing of coal properties in the United States and the transportation of crude oil and liquid and gaseous hydrocarbons in the United States). The Guarantor may not engage in any business and may not have any assets or liabilities other than those resulting from its ownership of the Company.

Section 1.12. The following shall be added as a new Section 6.8 of the Parent Guaranty:

Section 6.8. Equity Issuance. Prior to the expiration of the Acquisition Period related to the acquisition of Cantera Natural Gas LLC, the Parent Company shall consummate an Equity Issuance.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PARENT COMPANY.

Section 2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company and the Parent Company, jointly and severally, represent and warrant to the Noteholders that:

(a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company and the Parent Company enforceable against them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

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(b) the Note Purchase Agreements and the Parent Guaranty, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company and the Parent Company, as the case may be, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c) the execution, delivery and performance by the Company and the Parent Company of this First Amendment (i) has been duly authorized by all requisite legal action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing, nor after giving effect to the transactions contemplated by this First Amendment would a Default or Event of Default exist; and

(e) all the representations and warranties contained in the Closing Certificate substantially in the form of Schedule A hereto are true and correct in all material respects with the same force and effect as if made by the Company or the Parent Company, as the case may be, on and as of the date hereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

Section 3.1. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a) executed counterparts of this First Amendment, duly executed by the Company, the Parent Company and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

(b) the Noteholders shall have received a true, correct and complete copy of the Amended and Restated Credit Agreement by and among the Company, the Guarantors party thereto, the financial institutions party thereto, the Bank Agent, PNC Capital Markets, Inc. and RBC Capital Markets, as joint lead arrangers, and RBC Capital Markets, as syndication agent (the “Bank Credit Agreement”);

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(c) the Company shall have delivered a certificate in form and substance satisfactory to the Required Holders as to the capital adequacy and solvency of the Company and PVR Midstream and their Subsidiaries after giving effect to the transactions contemplated by this First Amendment;

(d) the Noteholders shall have received (i) a copy of the resolutions of the Board of Directors of the Parent Company GP authorizing the execution, delivery and performance by the Company and the Parent Company of this First Amendment, certified by its Secretary or an Assistant Secretary, (ii) a copy of the resolutions of the Board of Directors of the Parent Company GP authorizing execution, delivery and performance by the Company of the Bank Credit Agreement and (iii) a copy of the resolutions of the Board of Directors of the Parent Company GP authorizing the execution, delivery and performance by the applicable Subsidiaries of the Subsidiary Guaranty, certified by its Secretary or an Assistant Secretary;

(e) the representations and warranties of the Company and the Parent Company set forth in Section 2 hereof shall be true and correct on and with respect to the date hereof;

(f) the Noteholders shall have received (i) audited statements of revenue and expenses for the year ended December 31, 2002 and the period from January 1, 2003 through July 2, 2003, for the Cantera Natural Gas LLC midstream assets, (ii) audited statements of operations for the period from June 25, 2003 through December 31, 2003 and for the year ended December 31, 2003 for the Mid Continent Division of Cantera, and (iii) audited year-end balance sheets as of December 31, 2003 and December 31, 2004 for the Mid Continent Division of Cantera which audited financials shall be accompanied by an unqualified opinion of independent certified public accountants;

(g) the Noteholders shall have received the favorable opinion of Vinson & Elkins L.L.P., special counsel to the Company and the Parent Company, and Nancy Snyder, Esq., General Counsel and Vice President of the Company and the Parent Company as to the matters set forth in Sections 2.1(a), 2.1(b) and 2.1(c) hereof which shall be in form and substance satisfactory to the Required Holders;

(h) the Subsidiaries listed on Schedule A hereto shall have each been added as a Subsidiary Guarantor under the Subsidiary Guaranty and the Noteholders shall have received such documents, opinions and certificates related thereto as they may reasonably request, including, without limitation,

(1) an executed counterpart of a Guaranty Supplement in respect of the Subsidiary Guaranty binding such Subsidiaries thereto; and

(2) a certificate signed by the President, a Vice President or another authorized Responsible Officer of each of such Subsidiaries making representations and warranties to the effect of those contained in Sections 5.1, 5.2, 5.6 and 5.7 of the Note Purchase Agreements, but with respect to such Subsidiaries and the Subsidiary Guaranty; and

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(3) such documents and evidence with respect to such Subsidiaries as the Required Holders may reasonably request in order to establish the existence and good standing of such Subsidiaries and the authorization of the transactions contemplated by the Subsidiary Guaranty as the same pertains to such Subsidiaries; and

(4) to the extent delivered pursuant to the Bank Credit Agreement, an opinion of counsel satisfactory to the Required Holders to the effect that the Subsidiary Guaranty has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of such Subsidiaries enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

(i) the Company shall have paid the fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Upon receipt of all of the foregoing, this First Amendment shall become effective.

SECTION 4. CONFIRMATION.

Section 4.1. The Parent Company hereby absolutely and unconditionally confirms its continued guaranty of the obligations of the Company under the Note Purchase Agreements, as amended hereby, pursuant to the terms of the Parent Guaranty dated as of March 27, 2003.

Section 4.2. Each of the Subsidiary Guarantors hereby absolutely and unconditionally confirms its continued Guaranty of the obligations of the Company under the Note Purchase Agreements, as amended hereby, pursuant to the terms of the Guaranty Agreement dated as of March 23, 2003.

SECTION 5. MISCELLANEOUS.

Section 5.1. This First Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements and the Parent Guaranty, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements, the Notes and the Parent Guaranty are hereby ratified and shall be and remain in full force and effect.

Section 5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreements and the Parent Guaranty without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

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Section 5.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 5.4. This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Section 5.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

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PENN VIRGINIA OPERATING CO., LLC

By	/s/
Name:
Title:

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC,
its General Partner

By /s/
Name:
Title:

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Accepted and Agreed to:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:	CIGNA Investments, Inc. (authorized agent)

By /s/
Name:
Title:

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Accepted and Agreed to:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By: /s/
Vice President

PRUDENTIAL RETIREMENT CEDED BUSINESS TRUST

By:	Prudential Investment Management, Inc., as investment manager

By: /s/
Vice President

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Accepted and Agreed to:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By	New York Life Investment Management LLC, its Investment Manager

By /s/
Name:
Title:

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Accepted and Agreed to:

NEW YORK LIFE INSURANCE COMPANY

By	/s/
Name:
Title:

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Accepted and Agreed to:

METROPOLITAN LIFE INSURANCE COMPANY

By	/s/
Name:
Title:

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Accepted and Agreed to:

By:	SUN LIFE FINANCIAL (HONG KONG) LIMITED

By:	Sun Capital Advisers, Inc., its investment advisor

By /s/
Name:
Title:

By /s/
Name:
Title:

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Accepted and Agreed to:

SUN LIFE ASSURANCE COMPANY OF CANADA

By	/s/
Name:
Title:

By	/s/
Name:
Title:

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Accepted and Agreed to:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), successor by merger to Keyport Life Insurance Company

By	/s/
Name:
Title:

By	/s/
Name:
Title:

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Accepted and Agreed to:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By	/s/
Name:
Its	Authorized Representative

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Accepted and Agreed to:

SCOTTISH ANNUITY & LIFE INSURANCE COMPANY (CAYMAN) LTD.

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By /s/
Name:
Title:

By /s/
Name:
Title:

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Accepted and Agreed to:

CALHOUN & CO., as nominee for Comerica Bank & Trust, National Association, Trustee to the Trust created by Trust Agreement dated October 1, 2002

By	/s/
Name:
Title:

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Accepted and Agreed to:

AVIVA LIFE INSURANCE COMPANY, a Delaware corporation

By:	Principal Capital Management, LLC, a Delaware limited liability company, its attorney in fact

By /s/
Name:
Title:

By /s/
Name:
Title:

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Accepted and Agreed to:

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Capital Management, LLC, a Delaware limited liability company, its authorized signatory

By /s/
Name:
Title:

By /s/
Name:
Title:

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Each of the undersigned hereby confirms its continued guaranty of the obligations of the Company under the Note Purchase Agreements, as amended hereby, pursuant to the terms of the Guaranty Agreement dated as of March 27, 2003, on this      day of March, 2005.

LOADOUT LLC, a Delaware limited liability company

By	/s/
Name:
Title:

WISE LLC, a Delaware limited liability company

By	/s/
Name:
Title:

K RAIL LLC, a Delaware limited liability company

By	/s/
Name:
Title:

SUNCREST RESOURCES LLC, a Delaware limited liability company

By	/s/
Name:
Title:

FIELDCREST RESOURCES LLC, a Delaware limited liability company

By	/s/
Name:
Title:

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SCHEDULE A

FORM OF CLOSING CERTIFICATE

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SCHEDULE B

ADDITIONAL SUBSIDIARY GUARANTORS

Name	Jurisdiction of Organization
Cantera Gas Resources, LLC	Delaware
Cantera Gas Processing, LLC	Oklahoma
Cantera Natural Gas Gathering, LLC	Oklahoma
Cantera Cherokee Gas Processing, LLC	Oklahoma
Cantera Oklahoma Natural Gas Gathering, LLC	Oklahoma
Cantera Hydrocarbons, LLC	Oklahoma
Cantera Laverne Gas Processing, LLC	Oklahoma
Connect Energy Services, LLC	Delaware
Cantera Gas Company	Michigan
Cantera Hamlin I, LLC	Delaware
Cantera Hamlin II, LLC	Delaware
PVR Midstream LLC	Delaware

All Additional Guarantors are limited liability companies, except for Cantera Gas Company, a Michigan Corporation, and Cantera Hamlin, LP, a Delaware limited partnership.